J.P. MORGAN MUNICIPAL BOND FUNDS

JPMorgan Tax Free Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated August 2, 2018

to the Summary Prospectus, Prospectus and

Statement of Additional Information

dated July 1, 2018

Effective immediately, Kimberly Bingle will no longer serve as a portfolio manager for the JPMorgan Tax Free Bond Fund (the “Fund”). The portfolio manager information in the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Taormina	2005	Managing Director
Michelle Hallam	2014	Executive Director

In addition, the section of each Prospectus titled “The Funds’ Management and Administration — The Portfolio Managers — JPMorgan Tax Free Bond Fund” is hereby deleted in its entirety and replaced by the following:

JPMorgan Tax Free Bond Fund. Richard Taormina, Managing Director, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Tax Free Bond Fund since February 2005. Mr. Taormina is a portfolio manager in the Global Fixed Income, Currency & Commodities (GFICC) group. An employee since 1997, Mr. Taormina is responsible for managing municipal and tax-aware mutual funds, high net worth and institutional fixed income accounts, and quantitative analysis. Michelle Hallam has participated in the management of the JPMorgan Tax Free Bond Fund since 2014. Mrs. Hallam, CFA charterholder and Executive Director, is a portfolio manager in the Municipal Group within the GFICC group. An employee of JPMIM since 1999, Mrs. Hallam is responsible for portfolios under the Low Tax Rate Strategy. She began her career at JPMIM in July 1999 as an analyst in the Internal Consulting Services program where she worked on projects in Investment Management and Financial Risk Management.

In addition, all references to Ms. Bingle will be removed from the Statement of Additional Information effective immediately.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND THE STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-TFBF-PM-818